UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 7, 2008
MIDWEST BANC HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-29598	36-3252484
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

501 W. NORTH AVENUE	60160
MELROSE PARK, ILLINOIS	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (708) 865-1053
NOT APPLICABLE
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On May 7, 2007, Midwest held the Annual Meeting. Attached as Exhibit 99.1 is a copy of the presentation for this meeting.
     Note: the information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
     This document and the attachments hereto contain comments and information that constitute “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements in this Form 8-K are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability of the companies to obtain the required shareholder or regulatory approvals for the transaction; the ability of the companies to consummate the transaction; the ability to successfully integrate the companies following the transaction; a material adverse change in the financial condition, results of operations or prospects of either company; the ability to fully realize the expected cost savings and revenues or the ability to realize them on a timely basis; the risk of borrower, depositor and other customer attrition after the transaction is completed; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies’ operations, pricing, and services; and other risk factors referred to from time to time in filings made by Midwest with the Securities and Exchange Commission. When used herein, the words “believes,” “estimates,” “expects,” “should,” and “anticipates,” and similar expressions as they relate to either company or the proposed transaction are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. Midwest does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.
Item 8.01. Other Events.
     On May 7, 2008, the stockholders of Midwest Banc Holdings, Inc. (“Midwest”), elected the following people to serve as directors at this meeting:
          Homer J. Livingston, Jr.
          Percy L. Berger
          Angelo DiPaolo
          Barry I. Forrester
          J. J. Fritz
          Robert J. Genetski
          James J. Giancola
          Gerald F. Hartley
          Dennis M. O’Hara
          Joseph Rizza
          Thomas Rosenquist
          E.V. Silveri
          Kenneth Velo

Item 9.01. Exhibits.

99.1	Annual Meeting presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.
	By:	/s/ JoAnn Sannsardo Lilek
JoAnn Sannsardo Lilek
Date: May 7, 2008		Executive Vice President and Chief Financial Officer

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